UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

THE UNIMARK GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas	0-26096	75-2436543
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1425 Greenway Drive
Irving, Texas 75038
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 518-1155

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Board of Directors of the The UniMark Group, Inc. (the “Registrant”) has unanimously voted to cause the Registrant to deregister its common stock and terminate its reporting obligations under the Securities Exchange Act of 1934 (the “Exchange Act”). The Registrant’s common stock is currently traded over the counter on the Pink Sheets and it is believed that such trading will continue. The Registrant is filing a Form 15 with the Securities and Exchange Commission to terminate the registration of its common stock under the Exchange Act concurrently with the filing of this Form 8-K.

Section 8 – Other Events

Item 8.01. Other Events.

On March 31, 2005, the Registrant issued a press release announcing the decision of its Board of Directors to file a Form 15 to terminate the registration of its common stock under the Exchange Act. A copy of the press release is filed as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description
99.1	Registrant’s press release, dated March 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE UNIMARK GROUP, INC.
(Registrant)
Date: March 31, 2005	/s/ Jakes Jordaan
Jakes Jordaan
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Registrant’s press release, dated March 31, 2005